AXA Equitable Life Insurance Company

SUPPLEMENT DATED OCTOBER 5, 2015 TO THE PROSPECTUS FOR

RETIREMENT CORNERSTONE® SERIES 15.0 SERIES E DATED MAY 25, 2015

This Supplement modifies certain information in the above-referenced prospectus, supplements to the prospectus and statement of additional information (together, the “Prospectus”) offered by AXA Equitable Life Insurance Company (“AXA Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to include certain Structured Capital Strategies® annuity contracts issued by AXA Equitable as Prior Contracts that may be exchanged for a Retirement Cornerstone® Series 15.0 Series E contract (“Retirement Cornerstone® Series E”) and thereby allow amounts invested in the variable investment options of those Structured Capital Strategies® annuity contracts to be used as contributions. Please be advised that electing to exchange a Prior Contract into the Retirement Cornerstone® Series E contract is completely voluntary and you are not required to take any action at this time under your contract.

Please note the following changes:

1.

On the cover page of the Prospectus, under the heading “What is the Retirement Cornerstone® Series 15.0” the second, third and fourth sentences in the second paragraph are deleted in their entirety and replaced with the following:

Only permitted exchanges, rollovers or transfers from Prior Contracts are allowed as contributions. No other source of contribution is permitted.

2.	In the section entitled “Definitions of key terms”, the definition of “Prior Contract” is deleted in its entirety and replaced with the following:

Prior Contract — Certain EQUI-VEST®, Accumulator and Structured Capital Strategies® contracts previously issued by AXA Equitable, which may be eligible to exchange, rollover or transfer to a Retirement Cornerstone® Series E contract.

3.

In the section entitled “Contribution amounts” under the heading “Retirement Cornerstone® Series E at a glance-key features”, the first paragraph is deleted in its entirety and replaced with the following:

The chart below shows the minimum initial and, in parenthesis, subsequent contribution amounts under the contracts. The only source of contributions that are permitted to fund a contract are from exchanges, rollovers or transfers from a Prior Contract. Partial exchanges, rollovers, and transfers are not permitted as sources of contributions from any Prior Contracts except for exchanges, rollovers and transfers of 100% of the value in the variable investment options of Structured Capital Strategies® annuity contracts at the time of the transaction. No other source of contribution is permitted. As a result of these limitations you may not be able to make subsequent contributions to your contract and, therefore, you would not be able to increase your Guaranteed benefit base value through subsequent contributions. Please see “How you can purchase and contribute to your contract” in “Contract features and benefits” and “Rules regarding contributions to your contract” in “Appendix IX” for more information, including important limitations on contributions.

4.	In the section entitled “Exchange Program” under the heading “Retirement Cornerstone® Series E at a glance-key features”, the following information is added in the fifth paragraph:

Structured Capital Strategies®

P. O. Box 1547

Secaucus, NJ 07096-1547

1 (877) 899-3743

5.

In the section entitled “Listed below is a description of contract owners of Prior Contracts that may or may not be eligible to purchase the Retirement Cornerstone® Series E contract” under the heading “Retirement Cornerstone® Series E at a glance-key features”, the following is added after the third bullet:

•

Contract owners of a Structured Capital Strategies® contract are eligible to the extent they have sufficient account value in one or more of the variable investment options that meet the minimum contribution requirements. Account value in a segment is not an eligible source of contribution.

6.

In the section entitled “Listed below are additional terms and conditions to purchase the Retirement Cornerstone® Series E contract” under the heading “Retirement Cornerstone Series E at a glance-key features”, paragraphs 2 and 5 are deleted in their entirety and replaced with the following and a new item, paragraph 11, is added:

2.

Only full exchanges, rollovers and transfers from a Prior Contract will be accepted and partial exchanges, rollovers or transfers from a Prior Contract are not permitted, except from certain Structured Capital Strategies® contracts. For a Structured Capital

IM-46-15 (10/15)	154169 (10/15)
RC 15.0 Series E (IF/NB)	#18228

Strategies® contract, full or partial exchanges, rollovers or transfers are permitted where the source of the contribution is the full account value invested in each variable investment option at the time of the transaction. This means that account value invested in segment type holding accounts and the dollar cap averaging account on the day we process your transaction will also be included in the exchange, rollover or transfer. Account value invested in a segment is not an eligible source of contribution.

5.

If you are the owner of only one Accumulator or EQUI-VEST® Prior Contract or one Structured Capital Strategies® Prior Contract where the entire account value of the Structured Capital Strategies® Prior Contract is invested in variable investment options at the time of the transaction, you would only be eligible to make an initial contribution. Therefore, you would not be able to increase your Guaranteed benefit base value through subsequent contributions to your Retirement Cornerstone® Series E contract.

11.

We are not able to process an exchange, rollover or transfer from a Structured Capital Strategies® contract to a Retirement Cornerstone® Series E contract on a segment maturity date or segment start date and we will not consider your request to be in good order if we receive it on a segment maturity date or segment start date. If we receive your exchange, rollover or transfer request on a segment maturity date or segment start date and it is complete, your request will be processed on the next business day.

7.	In the section entitled “How you can purchase and contribute to your contract”, under the heading “Contract features and benefits” the first five sentences in the first paragraph are deleted in their entirety and replaced with the following:

You may purchase a contract by making payments to us that we call “contributions.” Only full exchanges, rollovers or transfers from eligible EQUI-VEST® and Accumulator contracts, as defined herein, are permitted as contributions. Full and partial exchanges, rollovers or transfers from eligible Structured Capital Strategies® contracts, as defined herein, are permitted as contributions as long as the source of the contribution is the entire account value invested in the variable investment options at the time of the transaction. No other source of contribution is permitted. In addition, subsequent contributions can only be made through permitted exchanges, rollovers, or transfers from a Prior Contract. As a result of these limitations you may not be able to make subsequent contributions to your contract.

8.	In the section entitled “How you can make your contributions”, under the heading “Contract features and benefits” the first sentence of the first paragraph is deleted in its entirety and replaced with the following:

The only source of contributions that are permitted to fund a Retirement Cornerstone® Series E contract are from permitted exchanges, rollovers or transfers from a Prior Contract.

9.	The chart in “Appendix X — Exchange program”, has been amended to include certain Structured Capital Strategies® contracts as Prior Contracts as follows:

D. Structured Capital Strategies® (Series year 2010)

Prior Contracts		New Contract
Structured Capital Strategies® Series B and ADV (year 2010)		Retirement Cornerstone® Series E
Annual Contract Fee:	None	If your account value on a contract date anniversary is less than $50,000[1,2].	$30

		If your account value on a contract date anniversary is $50,000 or more[1].	$0
Total Separate Account Annual Expenses:	0.65%-1.25%[3]	1.30%
Death Benefit:	The death benefit is equal to the return of your account value as of the date we receive satisfactory proof of death and all information and forms necessary to effect payment.

For the purposes of determining the death benefit under your Retirement Cornerstone® Series E contract, we treat your Investment account and any Guaranteed minimum death benefit funded by your Protected Benefit account differently.

The death benefit in connection with your Investment account is equal to your Investment account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, and any required information and forms necessary to effect payment. The death benefit payable in connection with your Protected Benefit account will be based on the greater of (i) your Protected Benefit account value, and (ii) the benefit base of your Guaranteed minimum death benefit.

Return of Principal Death Benefit Charge[4]:	Not Applicable

No Additional Charge*

*Please be advised that the Return of Principal Death Benefit does not have an additional charge, but this Guaranteed benefit must be elected in combination with the Guaranteed Minimum Income Benefit, which does have a charge.

Prior Contracts		New Contract
Structured Capital Strategies® Series B and ADV (year 2010)		Retirement Cornerstone® Series E
Highest Anniversary Value Death Benefit Charge[4]:	Not Applicable	0.35% (current and maximum)
“Greater of” Death Benefit Charge[4]:	Not Applicable	1.15% (current) 2.30% (maximum)
RMD Wealth Guard Death Benefit Charge[4]:	Not Applicable	0.90% (current) 1.80% (maximum)
Guaranteed Minimum Income Benefit Charge[4]:	Not Applicable	1.15% (current) 2.30% (maximum)
Choice Cost[5]	3% or 5%	No
Lifetime Minimum Guaranteed Interest Rate in the Guaranteed Interest Option:	No	1%
Loan Features (if your employer’s plan permits):	No	No
Fixed Maturity Options:	No	No
Variable Investment Options with your Protected Benefit Account[6]:	Not Applicable	7 Various Classes
Variable Investment Options with your Investment Account[6]:	3 Class IB	109 Various Classes
Structured Investment Options[6,7]:	25	No
Sources of Permitted Subsequent Contributions:	• Full or partial exchange, rollover or direct transfer from another annuity contract or other eligible investment • After tax check

•      Full or partial exchange, rollover or direct transfer from a Structured Capital Strategies® contract. The source of the contribution must be for the entire account value invested in the variable investment options at the time of the transaction.

•      Account value invested in a segment is not an eligible source of contribution.

1.

If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the administrative charge for that year.

2.	During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your Total account value. Thereafter, the charge, if applicable, is $30 for each contract year.

3.

On a non-guaranteed basis, we may waive any portion of the contract fee as it applies to the EQ/Money Market variable investment option (including any amounts in the dollar cap averaging accounts) to the extent that the fee exceeds the income distributed by the underlying EQ/Money Market Portfolio. This waiver is limited to the contract fee, and it is not a fee waiver or performance guarantee for the underlying EQ/Money Market Portfolio. For more information, please refer to your Structured Capital Strategies® Prospectus.

4.

The Return of Principal death benefit and the “Greater of” death benefit can only be elected in combination with the GMIB. The Highest Anniversary Value death benefit can be elected with or without selecting the GMIB. If you elect the GMIB and do not elect a guaranteed minimum death benefit, you will automatically receive the Return of Principal death benefit. The RMD Wealth Guard death benefit cannot be elected in combination with the GMIB. Please see “Retirement Cornerstone® Series E at a glance – key features” in the Retirement Cornerstone® Series E Prospectus for more information related to these guaranteed benefits.

5.

Choice cost is a charge, which is only applicable if a contract owner elects to invest in Choice Segments under a Structured Capital Strategies® contract. For more information on Choice costs, please refer to Structured Capital Strategies® Prospectus.

6.	The number of investment options available under a particular contract is subject to change. Please refer to your Prospectus for more information on investment options available under your contract.

7.

Contract owners have the ability to invest in various types of structured investment options that permit you to invest in one or more segments referred to as “Standard Segments” or “Choice Segments”, each of which provides performance tied to the performance of a securities or commodities indexed for a set period of time. As discussed above in footnote 5, amounts invested in Choice Segments are subject to a “Choice cost” charge. For more information on structured investment options and Choice costs, please refer to your Structured Capital Strategies® Prospectus.

Retirement Cornerstone® Series is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable).

Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC. 1290 Avenue of the Americas, New York, NY 10104.

Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas,

New York, NY 10104

(212) 554-1234

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